Exhibit 24a

                      POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L.

Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of

substitution and resubstitution, for him and in his name,

place and stead, in any and all capacities, to sign the 1999

Annual Report on Form 10-K for Brown & Brown, Inc., and to

file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact

and agents full power and authority to do and perform each

and every act and thing requisite and necessary to be done

in and about the premises as fully to all intents and

purposes as he might or could in person, hereby ratifying

and confirming all that said attorneys-in-fact and agents,

or their substitutes, may lawfully do or cause to be done by virtue hereof.


                              /S/ BRADLEY CURREY
                              ______________________________
                               Brad Currey


Dated:  January 26, 2000

<PAGE 2>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ J. HYATT BROWN
                              __________________________
                               J. Hyatt Brown


Dated:  January 26, 2000

<PAGE 3>
                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ TONI JENNINGS
                              __________________________
                               Toni Jennings


Dated:  January 26, 2000

<PAGE 4>
                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ DAVID H. HUGHES
                              ____________________________
                               David H. Hughes


Dated:  January 26, 2000

<PAGE 5>
                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ JAN E. SMITH
                              ________________________
                               Jan E. Smith


Dated:  January 26, 2000

<PAGE 6>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ THEODORE J. HOEPNER
                              _____________________________
                               Theodore Hoepner


Dated:  January 26, 2000

<PAGE 7>
                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ SAMUEL P. BELL
                              ___________________________
                               Sam Bell


Dated:  January 26, 2000

<PAGE 8>

                        POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L. Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 1999 Annual Report on Form 10-K for Brown & Brown, Inc., and to file the same, with all exhibits thereto, and other documents in connection therewith, with the

Securities and Exchange Commission, granting unto said

attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue

hereof.


                              /S/ JIM HENDERSON
                              ___________________________
                               Jim Henderson


Dated:  January 26, 2000

<PAGE 9>

                      POWER OF ATTORNEY

     The undersigned constitutes and appoints Laurel L.

Grammig and James L. Olivier, or either of them, as his true and lawful attorney-in-fact and agent, with full power of

substitution and resubstitution, for him and in his name,

place and stead, in any and all capacities, to sign the 1999

Annual Report on Form 10-K for Brown & Brown, Inc., and to

file the same, with all exhibits thereto, and other

documents in connection therewith, with the Securities and

Exchange Commission, granting unto said attorneys-in-fact

and agents full power and authority to do and perform each

and every act and thing requisite and necessary to be done

in and about the premises as fully to all intents and

purposes as he might or could in person, hereby ratifying

and confirming all that said attorneys-in-fact and agents,

or their substitutes, may lawfully do or cause to be done by virtue hereof.


                              /S/ CORY T. WALKER
                              __________________________
                               Cory Walker


Dated: February 9, 2000